UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 6, 2015 (January 5, 2015)

American Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10784 (Commission File Number)	65-0203383 (IRS Employer Identification No.)

1000 American Media Way, Boca Raton, Florida	33464
(Address of principal executive offices)	(Zip Code)

(561) 997-7733
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 5, 2015, American Media, Inc. (the “Company”) entered into an exchange agreement (the “Exchange Agreement”) with certain noteholders of the Company, who are also the majority equityholders of the Company (collectively, the “Noteholders”), and certain subsidiaries of the Company as guarantors. Pursuant to the Exchange Agreement, the Noteholders have agreed to exchange (the "Exchange") approximately $32,000,000 in aggregate principal amount of the Company’s 11½% First Lien Senior Secured Notes due 2017 (the “First Lien Notes”) for approximately $39,024,390 in an aggregate principal amount of the Company’s 7.0% Second Lien Senior Secured Notes due 2020 (the “New Second Lien Notes”). The New Second Lien Notes will be issued under a new indenture to be executed by the Company.

The references in this Item 1.01 to the Exchange Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the complete copy of the Exchange Agreement, which will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q.

Item 7.01 Regulation FD Disclosure.

On January 5, 2015, the Company announced the Exchange. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company undertakes no duty or obligation to publicly update the information contained in the press release and does not intend to disclose developments or provide updates regarding the information contained in the press release until further disclosure is warranted or required. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.
See Exhibit Index immediately following the signature page.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDIA, INC.
(Registrant)

Dated: January 6, 2015	By:	/s/ Christopher V. Polimeni
Name: Christopher V. Polimeni
Title: Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated January 5, 2015.